& Merger Investor Presentation Acquisition of Penns Woods Bancorp, Inc. December 17, 2024 NASDAQ: NWBI | NASDAQ: PWOD

Forward-looking Statements and Additional Information This presentation contains forward-looking statements within the meaning of the federal securities laws relating to the proposed merger with Penns Woods Bancorp, Inc. (“PWOD”) by Northwest Bancshares, Inc. (“Northwest” or “NWBI”), the integration of PWOD with NWBI, the combination of their businesses and projected or pro forma financial information and metrics. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectations of NWBI and PWOD and members of their respective board of directors and senior management teams. Investors and security holders are cautioned that such statements are predictions, and are not guarantees of future performance. Actual events or results may differ materially. Completion of the proposed merger, expected financial results or other plans are subject to a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond NWBI's control. Additional risks and uncertainties may include, but are not limited to, the risk that expected cost savings, revenue synergies and other financial benefits from the proposed merger may not be realized or take longer than expected to realize, the failure to obtain required regulatory or shareholder approvals, the failure of the closing conditions in the merger agreement to be satisfied or any unexpected delay in closing the transaction. For further information regarding these risks and uncertainties and additional factors that could cause results to differ materially from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in the Annual Report on Form 10-K for the most recently ended fiscal year of NWBI and PWOD, as well as the proxy statement/prospectus described below, and other documents subsequently filed by NWBI and PWOD with the Securities and Exchange Commission. Due to these and other possible uncertainties and risks, NWBI and PWOD can give no assurance that the results contemplated in the forward-looking statements will be realized, and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. Forward-looking statements are based on information currently available to NWBI and PWOD, and the parties assume no obligation and disclaim any intent to update any such forward-looking statements. All forward-looking statements, express or implied, included in the presentation are qualified in their entirety by this cautionary statement. NON-GAAP FINANCIAL MEASURES In addition to results presented in accordance with GAAP, this presentation includes certain non-GAAP financial measures. NWBI and PWOD believe these non-GAAP financial measures provide additional information that is useful to investors in helping to understand underlying financial performance and condition and trends of NWBI. Non-GAAP financial measures have inherent limitations. Readers should be aware of these limitations and should be cautious with respect to the use of such measures. To compensate for these limitations, non-GAAP measures are used as comparative tools, together with GAAP measures, to assist in the evaluation of operating performance or financial condition. These measures are also calculated using the appropriate GAAP or regulatory components in their entirety and are computed in a manner intended to facilitate consistent period-to-period comparisons. NWBI’s method of calculating these non-GAAP measures may differ from methods used by other companies. These non-GAAP measures should not be considered in isolation or as a substitute or an alternative for those financial measures prepared in accordance with GAAP or in-effect regulatory requirements. Numbers in this presentation may not sum due to rounding. Where non-GAAP financial measures are used, the most directly comparable GAAP or regulatory financial measure, as well as the reconciliation to the most directly comparable GAAP or regulatory financial measure, can be found in this presentation. 2

Forward-looking Statements and Additional Information This communication is being made in respect of the proposed merger transaction involving NWBI and PWOD. This material is not a solicitation of any vote or approval of the NWBI or PWOD shareholders and is not a substitute for the proxy statement/prospectus or any other documents that NWBI and PWOD may send to their respective shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. The proposed merger transaction will be submitted to the shareholders of PWOD for their consideration. In connection therewith, NWBI intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a Registration Statement on Form S-4, which will include the proxy statement of PWOD that also will constitute a prospectus of NWBI (the “proxy statement/prospectus”), as well as other relevant documents concerning the proposed transaction. However, such materials are not currently available. The proxy statement/prospectus will be mailed to the shareholders of PWOD when available. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NWBI, PWOD, THE PROPOSED TRANSACTION AND RELATED MATTERS. Shareholders are also urged to carefully review and consider NWBI’s and PWOD’s public filings with the SEC, including, but not limited to, its proxy statements, its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Investors and security holders may obtain free copies of the proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about NWBI or PWOD and/or the proposed transaction, once such documents are filed with the SEC, at the SEC’s website at www.sec.gov. In addition, copies of the documents filed with the SEC by NWBI, including the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus, will be available free of charge on the NWBI’s website at www.northwest.bank under the heading “Investor Relations.” Participants in the Solicitation NWBI, PWOD and certain of their respective directors, executive officers and other members of management and employees may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of NWBI is set forth in its proxy statement for its 2024 annual meeting of shareholders, which was filed with the SEC on March 8, 2024, its annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024, and in other documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Information about the directors and executive officers of PWOD is set forth in its proxy statement for its 2024 annual meeting of shareholders, which was filed with the SEC on March 26, 2024, its annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 13, 2024, and in other documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation, including a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph. 3

Northwest Bancshares At A Glance 41 Non-GAAP financial measure; See “Non-GAAP Financial Measures” and Non-GAAP reconciliations herein FOUNDED 1896 TOTAL ASSETS $14.4B TOTAL DEPOSITS $12.1B TOTAL LOANS $11.3B FINANCIAL CENTERS 130 ROAA 0.93% LTM Core ROATCE 11.6% 1 NIM 3.33% Diluted EPS $0.26 For the quarter ended September 30, 2024

($ in 000's, unless otherwise indicated) LTM CAGR (%) Q3'24 2019 – Q3'24 Balance Sheet and Capital Total Assets $2,259,250 6.63 Total Gross Loans $1,884,141 7.11 Total Deposits $1,700,321 5.41 Tangible Common Equity $187,111 6.79 Loans / Deposits (%) 110.3 TCE / TA (%) 8.3 CET1 Ratio (%) 10.2 Profitability Average (%) Net Interest Margin (%) 2.78 2.98 Efficiency Ratio (%) 65.8 65.6 Core ROAA (%) 0.90 0.87 Core ROATCE (%) 1 11.49 11.26 Credit and Asset Quality NPAs / Assets (%) 0.20 0.54 NCOs / Average Loans (%) 0.01 0.07 Loan Loss Reserves / Gross Loans (%) 0.62 0.85 Overview of Penns Woods Bancorp, Inc. 5 Source: S&P Capital IQ Pro 1 Non-GAAP financial measure; See “Non-GAAP Financial Measures” and Non-GAAP reconciliations herein Key Financial Highlights Company Overview • Headquartered in Williamsport, PA, Penns Woods Bancorp, Inc. (“Penns Woods”) is the bank holding company for Jersey Shore State Bank (“JSSB”) and Luzerne Bank (“Luzerne”), both of which are full-service community banking institutions offering consumer and business banking products and services across North Central and Northeast Pennsylvania. • Jersey Shore State Bank was founded in 1936; Luzerne Bank was founded in 1907. • JSSB operates 16 bank branch offices across Blair, Centre, Clinton, Lycoming, Montour, and Union counties. Luzerne operates 8 bank branch offices across Luzerne County. • Penns Woods is one of the largest banking institutions in North Central Pennsylvania by both deposit market share and number of branches. Blair Centre Montour Luzerne Lycoming Union Clinton Total PA Deposits: $1.6 Billion Jersey Shore State Bank ▪ Blair County 0.6% of Total Deposits ▪ Centre County 4.0% of Total Deposits ▪ Clinton County 23.8% of Total Deposits ▪ Lycoming County 21.8% of Total Deposits ▪ Montour County 15.5% of Total Deposits ▪ Union 2.7% of Total Deposits Luzerne Bank ▪ Luzerne County 7.0% of Total Deposits

A Noteworthy Transaction: Significant and Financially Appealing 6 1 Excluded rate marks include: loans, deposits and borrowings 2 For illustrative purposes, assumes transaction closes on July 1, 2025, cost savings are 75% phased-in during the first full year of operations and excludes one-time deal costs The combination creates significant value for both NWBI and PWOD shareholders by… ➢ Bridging the gap between NWBI’s Northwestern and Southeastern Pennsylvania locations ➢ Increasing the product offerings across both platforms ➢ Enabling significant cross selling potential ➢ Providing PWOD with additional resources to expand existing relationships and a significantly higher lending limit ➢ Gaining additional market share in State College and expanding into attractive neighboring markets ➢ Strengthening the financial performance of the combined organization ➢ Enhancing NWBI’s pro forma ROATCE and lowering its dividend payout ratio ➢ Broadening the combined organization’s talent pool and providing retained PWOD team members expanded career growth opportunities Benefits of the TransactionExpected Financial Impact 23.4% 2026 EPS Accretion2 7.6% 2026 EPS Accretion2 9.0% TBV Dilution 3.7% TBV Dilution 2.9 Years TBV Dilution Earnback 2.5 Years TBV Dilution Earnback GAAP Metrics Excluding Rate Marks1 7.6% TCE / TA 10.8% CET1 Ratio 13.9% Total Risk-Based Capital Ratio Capital Ratios at Closing

2024 Rank Institution Branches Deposits in Market ($000) Market Share (%) 1 The PNC Financial Services Group, Inc. 269 156,033,130 28.76 2 Wells Fargo & Company 179 38,562,984 7.11 3 Citizens Financial Group, Inc. 229 36,448,273 6.72 4 The Bank of New York Mellon Corporation 5 25,646,000 4.73 5 Bank of America Corporation 68 22,409,686 4.13 6 F.N.B. Corporation 186 22,145,486 4.08 7 The Toronto-Dominion Bank 82 19,729,206 3.64 8 M&T Bank Corporation 162 15,856,320 2.92 9 Fulton Financial Corporation 120 14,936,412 2.75 10 Banco Santander, S.A. 75 14,816,756 2.73 11 Truist Financial Corporation 136 14,216,297 2.62 Pro Forma¹ 102 9,428,964 1.74 12 Customers Bancorp, Inc. 8 8,172,572 1.51 13 Northwest Bancshares, Inc. 81 7,779,729 1.43 14 WSFS Financial Corporation 51 7,509,272 1.38 15 First Commonwealth Financial Corporation 102 7,506,655 1.38 16 S&T Bancorp, Inc. 70 7,447,050 1.37 17 KeyCorp 87 7,266,520 1.34 18 Dollar Mutual Bancorp 48 6,812,357 1.26 19 Univest Financial Corporation 48 6,527,146 1.20 20 Huntington Bancshares Incorporated 48 5,091,325 0.94 37 Penns Woods Bancorp, Inc. 25 1,649,235 0.30 Total for Institutions in Market 3,417 542,493,959 100% Pennsylvania DMS (Top 20) Geographically Attractive Combined Company 7 Source: S&P Capital IQ Pro Note: Deposit market share is as of June 30, 2024, and is pro forma for pending acquisitions 1 Includes anticipated branch consolidations Penns Woods provides a strategic opportunity for geographic expansion within Pennsylvania, reinforcing NWBI's competitive strength in the State College market. This well-aligned, in-footprint expansion capitalizes on NWBI’s established brand presence, positioning the company to unlock new growth opportunities. The combined entity creates one of the largest banks by deposit market share in Pennsylvania as well as #1 for all banks in Williamsport and Lock Haven. The Bank will also be well-positioned to take additional market share from its larger regional competitors. As a comprehensive financial services provider, NWBI is committed to offering Penns Woods customers an extensive array of solutions and expertise. These expanded offerings will allow NWBI to strengthen its relationships with Penns Woods customers, leading to increased revenue opportunities.

$61,769 $68,331 $64,441 $61,545 $65,466 $80,121 $72,348 $74,855 Blair, PA Centre, PA Clinton, PA Luzerne, PA Lycoming, PA Montour, PA Union, PA Pennsylvania 37.7 41.5 PWOD KRE Banks 78,408 56,926 135,334 Combined Geographically Attractive Combined Company (Continued) 8 Source: S&P Capital IQ Pro and Company Documents 1 Deposit beta calculated as the change in the Company’s deposit costs as a % of the change in the Federal Funds Rate 2 Pro forma uninsured deposits are as of September 30, 2024, for each company and exclude intercompany deposits and collateralized public funds 3 Average branch size as of September 30, 2024; planned branch consolidations reflect the average branch size of anticipated branch closures Bolsters Significant Market Share Across Pennsylvania Positioned in Attractive and Complementary Markets Notable Employers and Attractions in Penns Woods Markets Median Household Income by County Average Branch Size ($000s)3 70,847 92,854 1 2 Planned Branch Consolidations ($000s)3 PWOD Contributes Low Cost, Granular Deposit Base Top 10 Pro Forma Deposit Market Share in 23 Counties Ranked #1 – #2 Ranked #3 – #5 Not Ranked Ranked #6 – #10 Ranked Greater Than #10 Cambria Clearfield Centre Lancaster Lebanon Cameron Butler Erie Armstrong Clarion Clinton Crawford Elk McKean Mercer Potter Tioga Venango Warren Montour Lycoming Blair Luzerne Union Dauphin York Allegheny Washington 2.27 2.40 PWOD KRE Banks $1.7 Billion Total Deposits 12.9% Pro Forma Uninsured Deposits2 ~$25K Average Account Size 93.1% of Time Deposits Reprice within 12 Months MRQ Cost of Deposits (%) Current Cycle Deposit Beta (%) Q1’22 – Q3’241

Transaction Structure • Northwest Bancshares, Inc. to acquire 100% of Penns Woods Bancorp, Inc. outstanding common stock • At closing Jersey Shore State Bank and Luzerne Bank will merge with and into Northwest Bank • 100% stock consideration • Fixed exchange ratio of 2.385x NWBI shares for each PWOD share • Outstanding stock options to be exchanged for cash Transaction Value & Multiples1,2,3 • Aggregate Transaction Value: approximately $270.4 million • Per Share Consideration: approximately $34.44 • Price / Tangible Book Value Per Share of 139.0% • Price / LTM Core EPS of 12.8x • 0.91x Pay-to-Trade ratio Personnel and Projected Ownership • Richard Grafmyre, CEO of PWOD, to be added to the NWBI board for a combined total of 12 • Projected ownership of approximately 87.6% NWBI / 12.4% PWOD Diligence, Expected Timing & Approvals • Conducted extensive due diligence process across all business functions • Subject to the receipt of PWOD shareholder approvals and required regulatory approvals and other customary closing conditions • Anticipated closing during the third quarter of 2025 Transaction Structure 1 Based on PWOD common shares outstanding of 7,554,488 2 Based on NWBI's closing stock price of $14.44 per share, as of December 16, 2024 3 Based on PWOD outstanding stock options of 1,094,000 with a weighted average strike price of $25.13 to be exchanged for cash 9

Earnings, Synergies & Cost Savings • Net income for NWBI based on consensus analyst estimates through 2026 • Net income estimates for PWOD were developed in conjunction with NWBI and PWOD management teams • Cost savings of 40% of PWOD’s noninterest expense base (75% realized in the first full year of combined operations, 100% thereafter) • Additional expenses and Durbin impact included in model • Four overlapping branches will be consolidated • Revenue synergies identified but not modeled Loan Mark & CECL • $28.1 million gross loan credit mark or 1.4% of PWOD’s total loans and 2.4x PWOD’s existing ALLL ➢ $6.9 million (~25%) allocated to purchase credit deteriorated (PCD) loans ➢ $21.3 million (~75%) allocated to non-PCD loans (accreted into earnings over five years, straight-line method) • Day two CECL reserve of $21.3 million non-PCD credit mark (CECL “double-count”) Transaction Expenses & CDI • Pre-tax one-time expenses of $36.2 million fully reflected in projected tangible book value per share at closing • An incremental $2.6 million of capitalized expense is associated with branch renovations (depreciated over 10 years, straight-line method) • Core deposit intangible of 3.6% of PWOD's core deposits (amortized over 10 years, sum-of-years-digits) FMV Assumptions & Other • Loan interest rate mark of $94.6 million pre-tax, or 4.7% of PWOD’s gross loan balances (accreted into earnings over four years, sum-of-years-digits) • PWOD’s pre-tax loss on AFS securities of $6.7 million accreted through earnings over five years, sum-of-years-digits • Other pre-tax fair value adjustments totaling approximately $0.7 million amortized based on estimated remaining life Financial Assumptions 10

0.05% 0.02% 0.03% -0.03% 0.02% 2020 2021 2022 2023 Q3'24 YTD Strong Credit Profile and Thorough Due Diligence Process 11Source: S&P Capital IQ Pro 0.90% 0.60% 0.46% 0.08% 0.20% 2020 2021 2022 2023 Q3'24 PWOD – Net Charge-offs / Average Loans PWOD – NPAs / Assets 131.3% 253.1% 157.6% NWBI PWOD Pro Forma Due Diligence Overview Comprehensive Credit Review & Other Areas of Focus • Extensive due diligence team including > 50 internal and external professionals • Engaged third-party advisors to thoroughly review purchase accounting, credit, contracts, etc. • Collaborative two-month due diligence process with a significant amount of information • Consumer mortgage and indirect auto portfolios have average FICO scores of 747 and 766, respectively Scope of the credit review included: • Very granular book with average loan size under $72,000 • Overall, 20% total bank book reviewed • All loans greater than $1.0 million • All commercial loans Watch or worse risk rated and all nonaccrual loans Other areas of focus: Human Resources, Finance & Accounting, Credit & Loan Review, Tax, Legal, Operations, Compliance, Technology, Marketing, Risk ManagementPro Forma CRE Concentration

Transaction 14.3% MMDA + Savings 62.9% Retail Time (<$100K) 13.1% Jumbo Time (>$100K) 9.7% Noninterest- bearing Deposits 22.0% $14.1B Deposits MRQ & Combined Balance Sheet Composition 12 Source: S&P Capital IQ Pro, bank regulatory data as of September 30, 2024; deposit costs and loan yields are from consolidated GAAP financials as of September 30, 2024 Note: Bank regulatory data for PWOD combines both subsidiaries PWOD Deposit CompositionNWBI Deposit Composition NWBI Loan Composition PWOD Loan Composition Combined Deposit Composition Combined Loan Composition Transaction 15.4% MMDA + Savings 62.7% Retail Time (<$100K) 12.6% Jumbo Time (>$100K) 9.3% Noninterest- bearing Deposits 21.3% $12.4B Deposits Transaction 6.9% MMDA + Savings 64.0% Retail Time (<$100K) 16.7% Jumbo Time (>$100K) 12.4% Noninterest- bearing Deposits 26.7% $1.7B Deposits 1-4 Family 40.2% MultiFamily & CRE 21.9% Consumer 17.6% Commercial 16.4% Construction 2.9% Farm & Ag. 0.7% Unearned Income & Other 0.3% $11.3B Loans 1-4 Family 44.1% MultiFamily & CRE 29.0% Consumer 13.5% Commercial 6.7% Construction 2.2% Farm & Ag. 0.6% Unearned Income & Other 3.8% $1.9B Loans 1-4 Family 40.7% MultiFamily & CRE 22.9% Consumer 17.0% Commercial 15.1% Construction 2.8% Farm & Ag. 0.7% Unearned Income & Other 0.8% $13.2B Loans Loans / Deposits: 91.4% Cost of Deposits: 1.79% CRE / Total Capital: 131.3% Yield on Loans: 5.57% Loans / Deposits: 109.4% Cost of Deposits: 2.27% CRE / Total Capital: 253.1% Yield on Loans: 5.46% Loans / Deposits: 93.6% Cost of Deposits: 1.85% CRE / Total Capital: 157.6% Yield on Loans: 5.55%

Comparison With $10B - $20B Midwest & Mid-Atlantic Peers1 0.00 5.00 10.00 15.00 20.00 25.00 30.00 NWBI Pro Forma MedianNWBI Standalone 0.00 0.50 1.00 1.50 2.00 MedianNWBI Pro Forma NWBI Standalone Strong Combined Profitability 13 Source: S&P Capital IQ Pro as of December 9, 2024 Note: Core figures remove net income attributable to realized gain/loss on securities, intangible amortization and nonrecurring items 1 Peers include all Midwest and Mid-Atlantic banks with total assets between $10B - $20B and traded on major exchanges LTM Core Return on Average Assets (%) LTM Core Return on Average Tangible Common Equity (%) MedianNWBI Standalone NWBI Pro Forma 2026

$7.7 $8.1 $9.4 $9.6 $9.9 $11.7 $14.5 $14.1 $14.4 $14.4 $1.2 $1.6 $0.6 $2.1 $2.3 $9.0 $9.6 $9.4 $9.6 $10.5 $13.8 $14.5 $14.1 $14.4 $16.6 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q3'24 NWBI Assets ($B) Acquired Assets ($B) Disciplined Yet Opportunistic Growth Strategy 14 Source: S&P Capital IQ Pro Note: Assumes combined assets for NWBI and PWOD as of September 30, 2024 (1 8 B ra n ch es )

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($ in millions) Equity Consideration to PWOD 1,2 $260.2 (+) Cash Consideration for PWOD Options 3 10.2 Aggregate Consideration $270.4 PWOD Tangible Book Value at Close 196.5 (+) After-Tax Merger Costs Attributable to PWOD (17.6) (+) Pre-Tax Fair Value Adjustments (108.9) (+) Net Deferred Tax Asset / (Liability) 25.0 Adjusted Tangible Common Equity with After-Tax Fair Value Adjustments $95.0 Excess Over Adjusted Tangible Book Value 175.3 (-) Core Deposit Intangible Created 44.0 (-) Deferred Tax Liability Created on Core Deposit Intangible (9.9) Goodwill Created $141.2 (+) Core Deposit Intangible Created 44.0 Total Intangibles Created $185.2 ($ in millions, except per share data) NWBI Tangible Common Equity at Close $1,228.8 NWBI Tangible Book Value per Share at Close $9.65 Equity Consideration to PWOD 1,2 $260.2 Goodwill Created (141.2) Core Deposit Intangible Created (44.0) After-Tax Merger Costs Attributable to NWBI (10.8) After-Tax Impact of Non-PCD Credit Mark and Other Adjustments (16.5) NWBI Pro Forma Tangible Common Equity at Close $1,276.5 Pro Forma Common Shares Outstanding 145.4 Pro Forma Tangible Book Value per Share $8.78 NWBI Tangible Book Value per Share Dilution ($) ($0.87) NWBI Tangible Book Value per Share Dilution (%) (9.0%) Tangible Book Value Earnback — Crossover Method 2.9 Years Tangible Book Value Dilution Reconciliation 16 Source: S&P Capital IQ Pro Note(s): Pro forma metrics projected to closing based on financial data as of September 30, 2024; Market data is as of December 16, 2024. Estimated financial impact is presented for illustrative purposes only. Pro forma financial data is subject to various assumptions and uncertainties. See disclaimer on “Forward-looking Statements and Additional Information.” 1 Based on PWOD common shares outstanding of 7,554,488 2 Based on NWBI's closing stock price of $14.44 per share, as of December 16, 2024 3 Based on PWOD outstanding stock options of 1,094,000 with a weighted average strike price of $25.13 to be exchanged for cash Goodwill ReconciliationIllustrative Tangible Book Value Dilution Impact

($ in millions, except per share data) 2026 Estimated Pro Forma NWBI Net Income to Common (Consensus) $142.9 PWOD Net Income to Common (Management) 22.9 Combined Net Income $165.8 After-Tax Acquisition Adjustments Cost Savings $13.0 Core Deposit Intangible Amortization (5.9) Purchase Accounting Fair Value Adjustments 30.6 Opportunity Cost of Cash (1.4) All Other Adjustments (0.9) Combined Net Income $201.3 Pro Forma Diluted Shares Outstanding 145.4 Pro Forma EPS $1.38 NWBI Standalone EPS $1.12 Accretion / (Dilution) to NWBI ($) $0.26 Accretion / (Dilution) to NWBI (%) 23.4% Illustrative Pro Forma Net Income & EPS Accretion Reconciliations 17 Source: S&P Capital IQ Pro Note(s): Pro forma metrics projected to closing based on financial data as of September 30, 2024 Estimated financial impact is presented for illustrative purposes only. Pro forma financial data is surject to various assumptions and uncertainties. See disclaimer on “Forward-looking Statements and Additional Information.” Illustrative Tangible Book Value Dilution Impact

($ in 000's, unless otherwise indicated) As of December 31, MRQ 2019 2020 2021 2022 2023 Q3'24 Tangible common equity to tangible assets Total common stockholders' equity $1,353,285 $1,538,703 $1,583,571 $1,491,486 $1,551,317 $1,591,325 Less: Goodwill 346,103 382,279 380,997 380,997 380,997 380,997 Less: Other intangible assets 23,076 19,936 12,836 8,560 5,290 3,363 Tangible common equity (A) 984,106 1,136,488 1,189,738 1,101,929 1,165,030 1,206,965 Total Assets 10,493,908 13,806,268 14,501,508 14,113,324 14,419,105 14,354,325 Less: Goodwill 346,103 382,279 380,997 380,997 380,997 380,997 Less: Other intangible assets 23,076 19,936 12,836 8,560 5,290 3,363 Tangible assets (B) 10,124,729 13,404,053 14,107,675 13,723,767 14,032,818 13,969,965 Tangible common equity to tangible assets (A)/(B) 9.7% 8.5% 8.4% 8.0% 8.3% 8.6% Tangible common equity per common share Total common stockholders' equity 1,353,285 1,538,703 1,583,571 1,491,486 1,551,317 1,591,325 Less: Goodwill 346,103 382,279 380,997 380,997 380,997 380,997 Less: Other intangible assets 23,076 19,936 12,836 8,560 5,290 3,363 Tangible common equity (C) 984,106 1,136,488 1,189,738 1,101,929 1,165,030 1,206,965 Common shares outstanding (D) (actual) 106,859,088 127,019,452 126,612,183 127,028,848 127,110,453 127,400,199 Tangible common equity per common share (C)/(D) ($) $9.21 $8.95 $9.40 $8.67 $9.17 $9.47 NWBI: Non-GAAP Reconciliations Source: S&P Capital IQ Pro 18

($ in 000's, unless otherwise indicated) For the Year Ended December 31, 5-Year LTM 2019 2020 2021 2022 2023 Median Q3'24 Return on average tangible common equity Net Income $110,432 $74,854 $154,323 $133,666 $134,957 $96,542 Add: Intangible amortization expense (net of tax) 5,169 5,416 4,387 3,379 2,583 2,094 Net Income, excluding intangible amortization expense (E) 115,601 80,270 158,710 137,045 137,540 98,636 Average total equity 1,321,452 1,584,747 1,557,582 1,518,704 1,510,285 1,542,774 Less: Average goodwill 340,230 370,596 381,497 380,997 380,997 380,997 Less: Average other intangible assets 23,461 21,978 16,033 10,595 6,850 3,659 Average tangible common equity (F) 957,761 1,192,173 1,160,052 1,127,112 1,122,439 1,158,119 Return on average tangible common equity (E)/(F) 12.07% 6.73% 13.68% 12.16% 12.25% 12.16% 8.52% Core return metrics Net Income 110,432 74,854 154,323 133,666 134,957 96,542 Less: Realized gain (loss) on securities (net of tax) 40 186 (139) (6) (6,563) (31,137) Less: Nonrecurring income (expense) (net of tax) (3,293) (16,423) 17,280 (3,647) 1,229 (4,161) Add: Intangible amortization expense (net of tax) 5,169 5,416 4,387 3,379 2,583 2,094 Core net income (G) 118,854 96,507 141,568 140,699 142,874 133,933 Core return on average tangible common equity (G)/(F) 12.41% 8.10% 12.20% 12.48% 12.73% 12.41% 11.56% NWBI: Non-GAAP Reconciliations (Continued) 19 Source: S&P Capital IQ Pro Note: Adjustments net of tax assume a 21% tax rate

PWOD: Non-GAAP Reconciliations Source: S&P Capital IQ Pro 20 ($ in 000's, unless otherwise indicated) As of December 31, MRQ 2019 2020 2021 2022 2023 Q3'24 Tangible common equity to tangible assets Total common stockholders' equity $154,960 $164,142 $172,274 $167,665 $191,556 $203,694 Less: Goodwill 17,104 17,104 17,104 16,450 16,450 16,450 Less: Other intangible assets 898 671 480 327 210 133 Tangible common equity (A) 136,958 146,367 154,690 150,888 174,896 187,111 Total Assets 1,665,323 1,834,643 1,940,809 2,000,080 2,204,809 2,259,250 Less: Goodwill 17,104 17,104 17,104 16,450 16,450 16,450 Less: Other intangible assets 898 671 480 327 210 133 Tangible assets (B) 1,647,321 1,816,868 1,923,225 1,983,303 2,188,149 2,242,667 Tangible common equity to tangible assets (A)/(B) 8.3% 8.1% 8.0% 7.6% 8.0% 8.3% Tangible common equity per common share Total common stockholders' equity 154,960 164,142 172,274 167,665 191,556 203,694 Less: Goodwill 17,104 17,104 17,104 16,450 16,450 16,450 Less: Other intangible assets 898 671 480 327 210 133 Tangible common equity (C) 136,958 146,367 154,690 150,888 174,896 187,111 Common shares outstanding (D) (actual) 7,040,515 7,052,351 7,070,047 7,056,585 7,508,994 7,554,488 Tangible common equity per common share (C)/(D) ($) $19.45 $20.75 $21.88 $21.38 $23.29 $24.77

($ in 000's, unless otherwise indicated) For the Year Ended December 31, 5-Year LTM 2019 2020 2021 2022 2023 Median Q3'24 Return on average tangible common equity Net Income $15,686 $15,224 $16,048 $17,422 $16,608 $19,554 Add: Intangible amortization expense (net of tax) 209 179 151 638 92 81 Net Income, excluding intangible amortization expense (E) 15,895 15,403 16,199 18,060 16,700 19,635 Average total equity 150,711 159,528 166,894 162,388 168,721 190,016 Less: Average goodwill 17,104 17,104 17,104 17,022 16,450 16,450 Less: Average other intangible assets 1,026 780 571 399 264 146 Average tangible common equity (F) 132,581 141,644 149,218 144,966 152,007 173,421 Return on average tangible common equity (E)/(F) 11.99% 10.87% 10.86% 12.46% 10.99% 10.99% 11.32% Core return metrics Net Income 15,686 15,224 16,048 17,422 16,608 19,554 Less: Realized gain (loss) on securities (net of tax) 576 1,279 523 (288) (141) (27) Less: Nonrecurring income (expense) (net of tax) (539) 0 0 (201) 301 (261) Add: Intangible amortization expense (net of tax) 209 179 151 638 92 81 Core net income (G) 15,857 14,124 15,676 18,549 16,540 19,922 Core return on average tangible common equity (G)/(F) 11.96% 9.97% 10.51% 12.80% 10.88% 10.88% 11.49% PWOD: Non-GAAP Reconciliations (Continued) 21 Source: S&P Capital IQ Pro Note: Adjustments net of tax assume a 21% tax rate